                                                         Exhibit Number (10)(vi)
                                                            To 6/30/96 Form 10-Q






- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------




                              TERM LOAN AGREEMENT



                                    between



                         NORTHERN TRUST EMPLOYEE STOCK
                                OWNERSHIP TRUST



                                      and



                          NORTHERN TRUST CORPORATION



                           Dated as of June 28, 1996



- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                              TERM LOAN AGREEMENT
                              -------------------


     THIS TERM LOAN AGREEMENT (this "Agreement"), dated as of June 28, 1996, between (i) the NORTHERN TRUST EMPLOYEE STOCK OWNERSHIP TRUST (the "Issuer"), a trust (the "Trust") established under a trust agreement dated January 26, 1989 as amended between The Northern Trust Company (the "Company") and NationsBank (South) N.A., as Trustee (the "Trustee") to implement and form part of the NORTHERN TRUST EMPLOYEE STOCK OWNERSHIP PLAN (the "Plan"), and (ii) NORTHERN TRUST CORPORATION, a Delaware corporation (the "Lender"),


                             W I T N E S S E T H:

     WHEREAS, Company has duly established the Plan and the Trust, and has duly appointed Trustee;

     WHEREAS, the Issuer has previously authorized, issued and sold an original aggregate principal amount of $64,296,000 of its 8.23% Guaranteed ESOP Notes (collectively the "Original Loan") pursuant to certain Note Agreements, dated as of January 26, 1989 (collectively the "Note Agreements"), with the original respective purchasers of the notes evidencing the Original Loan thereunder;

     WHEREAS, the Trustee has agreed to enter into this Agreement so as to refinance certain installments due on the Original Loan;

     WHEREAS, the Issuer has agreed to borrow from the Lender, and the Lender has agreed to lend to the Issuer, on the respective dates (each such date being herein called a "New Loan Date") and in the respective amounts set forth in
Schedule I (collectively the "New Loans"), and on the terms and conditions hereof; and

     WHEREAS, the parties hereto intend that each of the New Loans constitute an "exempt loan" within the meaning of Section 4975(d)(3) of the Code, Treasury Regulation (S)54.4975-7(b), Section 408(b)(3) of ERISA, and Department of Labor Regulation (S)2550.408b-3 (collectively, the "Exempt Loan Rules") and as described in Section 6.1 of the Plan;

     WHEREAS, the Trustee has determined that (i) the transactions contemplated by this Agreement are prudent and in the best interest of the Plan participants and their beneficiaries and do not constitute prohibited transactions under
Section 406 of ERISA or Section 4975 of the Code, for which no statutory or administrative exemption exists, and (ii) the New Loans are not inconsistent with the "primary benefit requirement" as described in Section 4975(d)(3) of the Code and Section 54.4975.7(b)(3) of the Excise Tax Regulations, and bear a reasonable rate of interest; and

     WHEREAS, in consideration for entering into this Agreement, the parties have entered into the Implementation Agreement dated as of the date hereof.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained and other good and valuable consideration (the receipt, adequacy and sufficiency of which each party hereto respectively acknowledges by its execution hereof), the parties hereto intending legally to be bound do hereby agree as follows:


                                   ARTICLE I

                        DEFINITIONS AND INTERPRETATION

     SECTION 1.1 Definitions. In this Agreement, unless a clear contrary intention appears, terms defined herein or in Exhibit A hereto have such meanings when used herein.

     SECTION 1.2 Accounting Terms. For purposes of this Agreement, unless a clear contrary intention appears, accounting terms, determinations and computations shall be interpreted or made, as the case may be, in accordance with GAAP.

     SECTION 1.3 General Interpretation. This Agreement, unless a clear contrary intention appears, shall be construed and interpreted so as to maintain the status of the Plan as a qualified leveraged employee stock ownership plan under Sections 401(a) and 4975(e)(7) of the Code, the Trust as exempt from taxation under Section 501(a) of the Code, the Original Loan and the New Loans as "exempt loans" under the Exempt Loan Rules, and each of the New Loans as a "Loan" meeting the requirements of Section 6.1 of the Plan and, without limiting the foregoing, herein:

     (a)  the singular includes the plural and vice versa;

     (b) reference to any Person includes such Person's successors and permitted assigns and to a Person in a specified capacity excludes such Person in any other capacity;

     (c)  reference to any gender includes each other gender;

     (d) reference to any agreement (including this Agreement), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof and, in the case of a promissory note, includes renewals and extensions thereof and replacements and substitutions therefor;

     (e) reference to any Applicable Law means such Applicable Law as amended, modified, codified, superseded, or reenacted, in whole or in part, and in effect from time to time, unless the effect thereof is to reduce, limit or otherwise prejudicially affect any obligation or any right, power or remedy hereunder, in which case such amendment, modification, codification or reenactment shall, to the maximum extent permitted by Applicable Law, not form part of this Agreement and be disregarded for purposes of construction and interpretation hereof;

     (f) "hereof", "hereto" and words of similar import shall be deemed references to this Agreement as a whole and not to any particular Article or Section hereof; and

     (g) "including" (and with correlative meaning "include") means without limiting the generality of any preceding description.


                                  ARTICLE II

                           NEW LOANS; NOTE; PAYMENTS

     SECTION 2.1 New Loans. The Lender will lend to the Issuer, and the Issuer will borrow from the Lender, each New Loan on each applicable New Loan Date therefor, in an aggregate principal amount not to exceed $14,768,425 for all New Loans. The obligation of the Lender under this Section 2.1 is herein called the "Commitment".

     SECTION 2.2 Use of New Loan Proceeds. The Issuer will use the proceeds of each New Loan to pay principal and interest then due under the Original Loan.

     SECTION 2.3 Note. The New Loans will be evidenced by a promissory note of the Issuer (the "Note") substantially in the form of Exhibit B hereto, appropriately completed, dated the date (the "Initial Loan Date") of the initial New Loan, payable to the order of the Lender. The Issuer shall pay the principal of the

New Loans in the respective amounts and on the respective dates set forth in
Schedule II hereto.

     SECTION 2.4 Prepayments. The Issuer may prepay any New Loan in whole or in part to the Lender from time to time. Each prepayment shall be applied to each remaining scheduled installment due on the Note and to each New Loan pro rata according to the respective amounts thereof.

     SECTION 2.5 Interest. The Issuer will pay interest to the Lender on the aggregate unpaid principal balance of each New Loan from time to time outstanding, commencing on (and including) the applicable New Loan Date therefor through (but excluding) the date such New Loan is paid in full, at the rate of 7.52% per annum. Prior to maturity, interest shall be payable semiannually on June 30 and December 31 in each year, commencing December 31, 1996, and at maturity. After maturity (whether by acceleration or otherwise), interest shall be payable on demand. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

     SECTION 2.6 Payments. All payments of principal of, or interest on, the Note shall be made by the Issuer to the Lender in same day funds at such bank or other financial institution and for credit to such account as the Lender shall from time to time direct by notice to the Issuer, on the date due; and funds received after that hour shall be deemed to have been received on the next following Business Day.

     SECTION 2.7 Interest on Overdue Amounts. If any payment of principal of, or interest on, the Note is not made when due, interest shall accrue on the amount thereof, commencing on (and including) such due date through (but excluding) the date on which such amount is paid in full, at a rate per annum which is 2% in excess of the otherwise applicable interest rate on the Note, such interest to be payable on demand.


                                  ARTICLE III

                                REPRESENTATIONS

     SECTION 3.1 Representations of Trustee. The Trustee (by execution of this Agreement on behalf of the Issuer) represents and warrants to the Lender on the date hereof and as of the date of each such New Loan, as follows:

     (a) assuming the due authorization, execution and delivery of the Trust Agreement by the Company, the execution, delivery and performance of this Agreement and the Note are within the Trustee's powers and have been duly authorized by all necessary action by the Trustee;

     (b) the Issuer does not need to obtain any authorization, approval or other action by any governmental authority or regulatory body, and no notice by the Issuer to or filing by the Issuer with any governmental authority or regulatory body is required, for the due execution, delivery and performance by the Issuer of this Agreement and the Note;

     (c) the Trustee on behalf of the Issuer has duly executed and delivered this Agreement and this Agreement is, and the Note when executed and delivered by the Trustee on behalf of the Issuer for value received will be, legal, valid and binding obligations of the Trust, enforceable against the Trust in accordance with their respective terms; and

     (d) neither the execution and delivery of this Agreement or the Note nor the performance by the Trustee on behalf of the Issuer of its obligations thereunder are contrary to, conflict with or constitute a default under, the Plan, the Trust Agreement, or any other instrument or agreement to which the Issuer is a party or by which the Issuer is bound.

     SECTION 3.2 Representations of Lender. The Lender (by execution of this Agreement on behalf of the Issuer) represents and warrants to the Issuer on the date hereof and as of the date of each such New Loan, as follows:

     (a) the execution, delivery and performance of this Agreement are within the Lender's powers and have been duly authorized by all necessary action by the Lender;

     (b) the Lender does not need to obtain any authorization, approval or other action by any governmental authority or regulatory body, and no notice by the Lender to or filing by the Lender with any governmental authority or regulatory body is required, for the due execution, delivery and performance by the Lender of this Agreement;

     (c) the Lender has duly executed and delivered this Agreement, and this Agreement constitutes legal, valid and binding obligations of the Lender, enforceable against the Lender in accordance with its terms; and

     (d) neither the execution and delivery of this Agreement, nor the performance by the Trustee on behalf of the Issuer of its obligations thereunder are contrary to, conflict with or constitute a default under, the Plan, the Trust Agreement, or any other instrument or agreement to which the Lender is a party or by which the Issuer is bound.


                                  ARTICLE IV

                             CONDITIONS PRECEDENT

     SECTION 4.1 Documentation Condition Precedent. The obligation of the Lender to make the initial New Loan is, in addition to the conditions precedent contained in Section 4.2, subject to the condition precedent that the Lender shall have received the duly executed Note, dated the initial New Loan Date (or such earlier date as shall be satisfactory to the Lender) and in form and substance satisfactory to the Lender.

     SECTION 4.2 Other Conditions Precedent. In addition to the condition precedent contained in Section 4.1, the obligation of the Lender to make each New Loan is subject to the following conditions precedent:

     (a) the representations and warranties made by the Trustee herein are true and correct on the applicable New Loan Date for such New Loan as if made on and as of such New Loan Date; and

     (b) no Event of Default or Unmatured Event of Default shall have occurred and be continuing on the applicable New Loan Date for such New Loan.


                                   ARTICLE V

                      EVENTS OF DEFAULT AND THEIR EFFECT

     SECTION 5.1 Events of Default; Effect. If default in the payment when due of any principal of, or default (and continuance thereof for 2 Business Days) in the payment when due of interest on, the Note (an "Event of Default") occurs, unless the effect thereof as an Event of Default has been waived in writing by the Lender, then, the Lender may declare the Commitment to be terminated and the Note to be due and payable, whereupon the Commitment shall terminate and have no further force or effect and the Note shall become immediately due and payable, without presentment, demand, protest or notice to the Issuer or other action by the Lender of any kind whatsoever, all of which actions the Issuer hereby waives to the maximum extent permitted by,

Applicable Law. The Lender shall promptly advise the Issuer of any such declaration, but failure to do so or delay in doing so shall not impair the effect of such declaration. Notwithstanding anything to the contrary herein or in the Note contained or implied, in the event of default (whether or not constituting an Event of Default or Unmatured Event of Default) with respect to the New Loans by the Issuer, the value of Trust assets transferred in satisfaction thereof shall not exceed the amount of such default (without regard to amounts owing solely as the result of a declaration under this Section 5). In addition, such a transfer of such Trust assets shall only occur upon and to the extent of the failure of the Issuer to meet the payment schedule of the New Loans provided in Section 2.3. The Lender confirms that the shares of common stock held in the Trust have not been pledged to the Lender as collateral for the New Loans.

                                  ARTICLE VI

                                    GENERAL

     SECTION 6.1 Waivers; Amendments. No delay on the part of the Lender in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by any of them of any right, power or remedy preclude other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement or the Note shall in any event be effective unless the same shall be in writing and signed and delivered by the Lender and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 6.2 Confirmations; Information. The Lender and the Issuer agree from time to time, upon written request received by it from the other, to confirm to the other in writing the aggregate unpaid principal balance then outstanding under the Note and the rate or rates of interest from time to time payable with respect thereto and such other matters relating to the Trust as may reasonably be the subject of inquiry.

     SECTION 6.3 Captions. Section captions used in this Agreement are for convenience only, and shall not affect the construction of this Agreement.

     SECTION 6.4 Governing Law. This Agreement and the Note shall be a contract made under and governed by the laws of the

State of Illinois, without regard to conflict of laws principles. All obligations of the Issuer and rights of the Lender expressed herein or in the Note shall be in addition to and not in limitation of those provided by Applicable Law.

     SECTION 6.5 Notices. All notices to either party provided for hereunder shall be in writing and delivered by courier or by facsimile to such party or mailed by registered or certified mail addressed to such party, at its address appearing below (or such other address as such party may designate by written notice to the other party), as follows:

     If to the Issuer:                 Northern Trust Employee Stock
                                         Ownership Trust
                                       c/o NationsBank (South) N.A.
                                       600 Peachtree Street, NE
                                       Suite 700
                                       Atlanta, Georgia  30308
                                       Tel:  (404) 607-4787
                                       Fax:  (404) 607-6543
                                       Attn:  Mr. Ernest F. Ritter
                                              Senior Vice President

                                       WITH A COPY TO:

                                       Northern Trust Employee Stock
                                         Ownership Trust
                                       c/o The Northern Trust Company
                                       50 South LaSalle Street
                                       Chicago, Illinois  60675
                                       Tel: (312) 444-3716
                                       Fax: (312) 444-4134
                                       Attn:  Secretary of the Corporation

     If to the Lender:                 Northern Trust Corporation
                                       50 South LaSalle Street
                                       Chicago, Illinois  60675
                                       Tel: (312) 444-7459
                                       Fax: (312) 630-6739
                                       Attn:  Cathy Treiber


     SECTION 6.6 Termination. The parties hereto acknowledge that by letter to the Internal Revenue Service ("IRS") dated February 26, 1996 as supplemented June 7, 1996 (the "Ruling Request"), McDermott, Will & Emery, on behalf of the Company, has requested a ruling on the tax consequences of the New Loans. The parties agree that in the event that on or before December 31, 1996 (or such later date agreed to in writing by both parties hereto), the IRS does not grant the Ruling Request on the terms requested therein, then (i) the funds comprising the initial New Loan shall automatically be deemed to constitute a contribution under the Plan, (ii) the Note shall automatically be deemed to be cancelled, and
(iii) this Agreement and the Note shall automatically terminate and be of no further force or effect.

                                  ARTICLE VII

                               LIMITED RECOURSE

     SECTION 7.1 Limited Recourse. Notwithstanding anything to the contrary herein or in the Note or any other instrument, agreement or document contained or implied, the obligations of the Issuer under this Agreement and the Note (collectively the "Loan Obligations") shall be enforceable to the extent permitted under Applicable Law, including the Exempt Loan Rules, only against the Trust to the extent of contributions (other than contributions of employer securities) made to the Trust in accordance with the Plan to enable the Issuer to pay and satisfy the Loan Obligations and from earnings attributable to the investment of such contributions (collectively the "Loan Assets"). No recourse shall be had to or against the Trust or the assets thereof (other than the Loan Assets) for any deficiency judgment against the Trust for the purpose of obtaining payment or other satisfaction of the Loan obligations.

     SECTION 7.2 No Personal Recourse Against Issuer. Without limiting the provisions of Section 7.1, the Trustee shall not have any personal liability for any of the Loan Obligations.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their respective representatives thereunto duly authorized as of the date first hereinbefore appearing.

                                       NORTHERN TRUST EMPLOYEE STOCK
                                         OWNERSHIP TRUST


                                       By: NATIONSBANK (SOUTH) N.A.,
                                            not individually but solely
                                            as Trustee under Trust
                                            Agreement dated January 26, 1989


                                           By:   /s/ Ernest F. Ritter
                                               ---------------------------------
                                           Its:  Senior Vice President
                                               ---------------------------------


                                       NORTHERN TRUST CORPORATION

                                           By:   /s/ Perry R. Pero
                                               ---------------------------------
                                           Its:  Senior Executive Vice President
                                               ---------------------------------

                                                                      SCHEDULE I


                                   NEW LOANS
                                   ---------


     New Loan Date                                    Amount
     -------------                                    ------
     June 28, 1996                                    $2,241,050
     December 31, 1996                                $2,323,338
     June 30, 1997                                    $2,414,965
     December 31, 1997                                $2,502,893
     June 30, 1998                                    $2,599,843
     December 31, 1998                                $2,686,336

                                                                     SCHEDULE II


                                 INSTALLMENTS
                                 ------------


     New Loan Due Date                                  Amount
     -----------------                                  ------
     June 30, 1999                                    $2,241,050
     December 31, 1999                                $2,323,338
     June 30, 2000                                    $2,414,965
     December 29, 2000                                $2,502,893
     June 29, 2001                                    $2,599,843
     December 31, 2001                                $2,686,336

                                                                       EXHIBIT A
                                                                       ---------


                                  DEFINITIONS
                                  -----------


          "Agreement" - see Preamble.

          "Applicable Law" - means, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a governmental authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

          "Business Day" - means any day other than a Saturday, Sunday or other day on which commercial banks in Chicago, Illinois are authorized or required by law to close.

          "Code" is defined in Section 2.7 of the Plan.

          "Commitment" - see Section 2.1.

          "Committee" is defined in Section 2.8 of the Plan.

          "Company" - see Recitals.

          "Company Stock" is defined in Section 2.10 of the Plan.

          "ERISA" is defined in Section 2.21 of the Plan.

          "Event of Default" - see Section 5.1.

          "Exempt Loan Rules" - see Recitals.

          "GAAP" means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the accounting profession), or in such other statements by such other entity as may be in general use by significant segments of the U.S. accounting profession, which are applicable to the circumstances as of the date of determination.

          "Initial Loan Date" - see Section 2.3.

          "IRS" - See Section 6.7.

          "Lender" - see Preamble.

          "Loan Assets" - see Section 7.1

          "Original Loan" - see Recitals.

          "New Loans" - see Recitals.

          "New Loan Date" - see Recitals.

          "Note" - see Section 2.3 and Exhibit B.

          "Note Agreements" - see Recitals.

          "Person" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture or governmental authority.

          "Plan" - see Preamble.

          "Ruling Request" - see Section 6.7.

          "Trust" - see Preamble.

          "Trustee" - see Preamble.

          "Unmatured Event of Default" means any event which with the lapse of time or the giving of notice, or both, would become an Event of Default.

                                                                       EXHIBIT B
                                                                       ---------


                 NORTHERN TRUST EMPLOYEE STOCK OWNERSHIP TRUST

                     7.52% ESOP NOTE DUE DECEMBER 31, 2001


$14,768,425                                          June 28, 1996


          Northern Trust Employee Stock Ownership Trust (the "Issuer"), created by a Trust Agreement dated January 26, 1989 as amended, between The Northern Trust Company and NationsBank (South) N.A., as Trustee, FOR VALUE RECEIVED, hereby promises to pay to the order of NORTHERN TRUST CORPORATION, the principal amount of $14,768,425 (or, if less, the aggregate unpaid principal amount of all New Loans made by the payee to the Issuer pursuant to the Term Loan Agreement (hereinafter defined) as shown either on the schedule attached hereto or in the records of the payee), such principal to be payable in the amounts and on the dates provided for in Schedule II to the Term Loan Agreement.

          The Issuer further promises to pay interest on the principal amount from time to time remaining unpaid hereon at the rate of 7.52% per annum from the date hereof until maturity, payable semiannually on June 30 and December 31 in each year, commencing December 31, 1996, and at maturity. If any payment of principal of, or interest on, this Note is not made when due, interest shall accrue on the amount thereof, commencing on (and including) such due date through (but excluding) the date on which such amount is paid in full, at a rate per annum which is 2% in excess of the otherwise applicable interest rate on this Note, such interest to be payable on demand. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

          Both the principal hereof and interest hereon are payable at the principal office of The Northern Trust Company in Chicago, Illinois, in coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts.

          This Note is issued under and pursuant to the terms and provisions of, and is subject to, the Term Loan Agreement (such Term Loan Agreement as the same may from time to time be amended or modified being herein referred to as the "Term Loan Agreement") dated as of June 28, 1996, between the Issuer and Northern Trust Corporation and is entitled to all the benefits and security provided for thereby or referred to therein, to which Term Loan Agreement reference is hereby made for the statement thereof.

          Recourse for the payment of this Note has been limited by the provisions of the Term Loan Agreement and this Note is expressly made subject to such provisions.

                                       NORTHERN TRUST EMPLOYEE STOCK
                                         OWNERSHIP TRUST

                                       By: NATIONSBANK (South) N.A.,
                                            not individually but solely as
                                            Trustee under Trust Agreement
                                            dated January 26, 1989

                                           By: _________________________
                                            Its:________________________

Schedule Attached to Note dated June 28, 1996 of NationsBank (South) N.A., not individually but as trustee of the Northern Trust Employee Stock Ownership Trust, payable to the order of Northern Trust Corporation.


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                        NEW LOANS AND PRINCIPAL PAYMENTS
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      NOTATION           PRINCIPAL           AMOUNT OF             UNPAID
        DATE             AMOUNT OF           PRINCIPAL           PRINCIPAL
      MADE BY          NEW LOAN MADE           REPAID             BALANCE
      -------          -------------         ---------           ---------
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                                     -17-